AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (the “Agreement”) is made and entered into effective as of October 21, 2006, by and between Guardian Technologies International, Inc., a Delaware corporation (the “Borrower”), and Michael W. Trudnak (the “Lender”).  Defined terms used herein shall have the same meaning as in the Loan Agreement, dated April 21, 2006, by and between the Borrower and the Lender (the “Loan Agreement”).

WITNESSETH:

WHEREAS, the Borrower and the Lender entered into the Loan Agreement pursuant to which the Lender loaned to the Borrower two hundred thousand dollars ($200,000) for the purposes of facilitating on-going operations and the principal amount of such loan was evidenced by the Note executed by the Borrower; and

WHEREAS, the Note provides that the principal amount of $200,000 is due in one payment the earlier of: “(a) six months from the date of execution of this Note, (b) the date the Borrower receives an aggregate of $2,000,000 or more from the sale of its common stock, $.001 par value per share, or other securities of the Borrower following the date of issuance of this Note, or (c) the date of the occurrence of an Event of Default”; and

WHEREAS, the parties desire to extend the date the principal amount under the Note is due and payable by the Lender to December 31, 2006.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the parties agree as follows:

1.

The parties hereto agree to extend the date the $200,000 in principal amount of the Note is due and payable by the Borrower to the Lender to December 31, 2006.  Accordingly, and in order to effect the foregoing, the first full paragraph of the Note is hereby amended by deleting the language in subparagraph (a) thereof in its entirety and inserting in lieu thereof the following: “(a) December 31, 2006”.

2.

Except as set forth above, all other terms and provisions of the Note and the Loan Agreement shall remain unchanged and in full force and effect.

3.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to the conflict of laws provisions of such state.

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IN WITNESS WHEREOF, the Borrower and Lender have caused this Agreement to be duly executed effective as of the date first above written.

WITNESS:

GUARDIAN TECHNOLOGIES

INTERNATIONAL, INC. (“BORROWER”)

_________________________

By:  /s/ William J. Donovan

Name:

William J. Donovan

Its:

President

WITNESS:

MICHAEL W. TRUDNAK

(“LENDER”)

_________________________

Signed:  /s/ Michael W. Trudnak

28228003.133